Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles	Goodwill and Other Intangibles
Changes in the carrying amount of goodwill, for the years ended December 31, 2019 and 2018 are as follows:

	Agriculture	Construction	Commercial & Specialty Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2018	$1,654	$593	$64	$5	$156	$2,472
Impact of foreign exchange and other	(8)	(6)	(2)	—	(3)	(19)
Balance at December 31, 2018	$1,646	$587	$62	$5	$153	$2,453
Impact of foreign exchange and other	6	—	(3)	—	2	5
Acquisitions	80	—	—	—	—	80
Balance at December 31, 2019	$1,732	$587	$59	$5	$155	$2,538

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. In 2019 and 2018, CNH Industrial performed its annual impairment review as of December 31.
Impairment testing for goodwill is done at a reporting unit level. Under the goodwill impairment test, CNH Industrial’s estimate of the fair value of the reporting unit is compared with its carrying value. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. CNH Industrial has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary.
The vast majority of goodwill, representing approximately 97% of the total, as of December 31, 2019, related to Agriculture (68%), Construction (23%) and Financial Services (6%) and as such, the impairment testing of these reporting units is discussed in detail below.
The carrying values for each reporting unit include material allocations of the Company’s assets and liabilities and costs and expenses that are common to all of the reporting units. CNH Industrial believes that the basis for such allocations has been consistently applied and is reasonable.
CNH Industrial determines the fair value of its reporting units using multiple valuation methodologies, relying largely on an income approach but also incorporating value indicators from a market approach, with reference to the reporting units with the most significant allocated goodwill.
Under the income approach, CNH Industrial calculates the fair value of a reporting unit based on the present value of estimated future cash flows. The income approach is dependent on several critical management assumptions, including estimates of future sales in the discrete future period and the weighted average cost of capital (discount rate), and also less significant assumptions such as gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, and changes in working capital requirements. Discount rate assumptions include an assessment of the risk inherent in the future cash flows of the respective reporting units. Expected cash flows used under the income approach are developed in conjunction with CNH Industrial budgeting and forecasting process.
Under the market approach, CNH Industrial estimates the fair value of the Agriculture and Construction reporting units using revenue and EBITDA multiples and estimates the fair value of the Financial Services reporting unit using book value, tangible book value and interest margin multiples. The multiples are derived from comparable publicly-traded companies with similar operating and investment characteristics as the respective reporting units. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth.
As of December 31, 2019, the estimated fair values of the Agriculture, Construction and Financial Services reporting units exceeded the carrying value by approximately 143%, 28%, and 43% respectively. Thus, we did not recognize an impairment for the respective reporting units. While there is positive margin between the fair value and carrying value for the Construction reporting unit, the fair value can be significantly impacted by changes in assumptions used in the fair value valuation model including expected sales growth in the discrete future period, the weighted average cost of capital (discount rate), and also less significant assumptions such as expected improvements in margin, long term growth rates along with other judgments. Based on our assessment of these circumstances, CNH Industrial has determined that the goodwill at the Construction reporting unit is at risk for impairment going forward should there be a deterioration of projected cash flows of the reporting unit as a result of the Company’s inability to successfully execute its plans to achieve further growth projections.
The sum of the fair values of CNH Industrial’s reporting units was in excess of CNH Industrial’s market capitalization. CNH Industrial believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken into consideration.
As of December 31, 2019, and 2018, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		2019			2018
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$320	$224	$96	$320	$207	$113
Patents, concessions and licenses and other	5-25	1,965	1,528	437	1,879	1,477	402
		2,285	1,752	533	2,199	1,684	515
Other intangible assets not subject to amortization:
Trademarks		273	—	273	273	—	273
Total Other intangible assets		$2,558	$1,752	$806	$2,472	$1,684	$788

CNH Industrial recorded amortization expense of $112 million, $116 million, and $115 million during 2019, 2018, and 2017, respectively.
Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $89 million in 2020; $78 million in 2021; $69 million in 2022, $54 million in 2023; and $44 million in 2024.